A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.00
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.00
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.00
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.00
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.00
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.00
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.00
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.00
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.00
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.00
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.00
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.00
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.00
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.00

*Denotes trust-wide proposals and voting results.

Proxy Voting Results - continued

PROPOSAL 3
To approve a Distribution and Service Plan pursuant to Rule 12b-1 for Initial Class of Fidelity® Advisor Value Strategies Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	8,068,521.36	86.549
Against	662,576.61	7.107
Abstain	591,398.52	6.344
TOTAL	9,322,496,49	100.00
PROPOSAL 4
To approve an amended management contract for each fund (except Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, and Fidelity Advisor Leveraged Company Stock Fund).
Fidelity Advisor Asset Allocation Fund
	# of Votes Cast	% of Votes Cast
Affirmative	60,080,144.47	95.135
Against	1,422,322.90	2.253
Abstain	1,649,722.21	2.612
TOTAL	63,152,189.58	100.00
Fidelity Advisor Balanced Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,190,607,902.44	93.630
Against	20,811,955.51	1.636
Abstain	60,192,874.81	4.734
TOTAL	1,271,612,732.76	100.000
Fidelity Advisor Dividend Growth Fund
Affirmative	1,467,072,595.92	96.574
Against	18,683,729.24	1.230
Abstain	33,362,616.43	2.196
TOTAL	1,519,118,941.59	100.000
Fidelity Advisor Dynamic Capital Appreciation Fund
	# of Votes Cast	% of Votes Cast
Affirmative	179,652,963.66	92.937
Against	5,181,393.30	2.680
Abstain	8,472,533.91	4.383
TOTAL	193,306,890.87	100.00
Fidelity Advisor Equity Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	6,643,305,580.40	94.888
Against	120,965,676.75	1.728
Abstain	236,929,514.74	3.384
TOTAL	7,001,200,771.89	100.00
Fidelity Advisor Equity Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	2,057,884,308.39	93.419
Against	47,126,220.06	2.139
Abstain	97,851,437.36	4.442
TOTAL	2,202,861,965.81	100.00
Fidelity Advisor Growth & Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,141,582,261.22	93.922
Against	23,622,587.46	1.943
Abstain	50,257,978.56	4.135
TOTAL	1,215,462,827.24	100.00
Fidelity Advisor Growth Opportunities Fund
	# of Votes Cast	% of Votes Cast
Affirmative	5,822,644,948.83	94.244
Against	106,736,637.21	1.727
Abstain	248,914,917.87	4.029
TOTAL	6,178,296,503.91	100.00
Fidelity Advisor Large Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	354,136,688.23	96.094
Against	4,436,280.71	1.204
Abstain	9,957,033.81	2.702
TOTAL	368,530,002.75	100.000
Fidelity Advisor Mid Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,331,504,950.23	94.382
Against	26,926,652.37	1.908
Abstain	52,332,380.18	3.710
TOTAL	1,410,763,982.78	100.000
Fidelity Advisor Small Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	685,973,987.83	94.659
Against	13,698,755.23	1.890
Abstain	25,009,703.44	3.451
TOTAL	724,682,446.50	100.000
Fidelity Advisor Strategic Growth Fund**
	# of Votes Cast	% of Votes Cast
Affirmative	18,075,463.34	90.641
Against	761,291.13	3.818
Abstain	1,105,048.03	5.541
TOTAL	19,941,802.50	100.000
Fidelity Advisor Value Strategies Fund
	# of Votes Cast	% of Votes Cast
Affirmative	450,254,660.56	93.025
Against	14,328,154.16	2.960
Abstain	19,434,449.23	4.015
TOTAL	484,017,263.95	100.00

**At time of Proxy known as Fidelity Advisor TechnoQuant® Growth Fund.

PROPOSAL 5

To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for each fund (except Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Leveraged Company Stock Fund, and Fidelity Advisor Small Cap Fund).

Fidelity Advisor Balanced Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,188,379,951.00	93.455
Against	21,233,971.01	1.669
Abstain	61,998,810.75	4.876
TOTAL	1,271,612,732.76	100.000
Fidelity Advisor Equity Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	6,636,217,109.08	94.787
Against	119,636,548.95	1.709
Abstain	245,347,113.86	3.504
TOTAL	7,001,200,771.89	100.00
Fidelity Advisor Growth & Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,140,051,948.27	93.796
Against	23,976,679.44	1.973
Abstain	51,434,199.53	4.232
TOTAL	1,215,462,827.24	100.00
Fidelity Advisor Growth Opportunities Fund
	# of Votes Cast	% of Votes Cast
Affirmative	5,812,263,884.53	94.076
Against	108,237,471.07	1.751
Abstain	257,795,148.31	4.173
TOTAL	6,178,296,503.91	100.00
Fidelity Advisor Large Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	353,240,975.51	95.851
Against	5,248,088.00	1.424
Abstain	10,040,939.24	2.725
TOTAL	368,530,002.75	100.000
Fidelity Advisor Mid Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,327,936,780.67	94.129
Against	25,653,281.08	1.818
Abstain	57,173,921.03	4.053
TOTAL	1,410,763,982.78	100.000
Fidelity Advisor Strategic Growth Fund**
	# of Votes Cast	% of Votes Cast
Affirmative	18,388,535.23	92.211
Against	459,993.56	2.307
Abstain	1,093,273.71	5.482
TOTAL	19,941,802.50	100.000
Fidelity Advisor Value Strategies Fund
	# of Votes Cast	% of Votes Cast
Affirmative	451,217,893.96	93.224
Against	13,145,962.60	2.716
Abstain	19,653,407.39	4.060
TOTAL	484,017,263.95	100.000
PROPOSAL 6

To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East for each fund (except Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Leveraged Company Stock, and Fidelity Advisor Small Cap Fund).

Fidelity Advisor Balanced Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,177,731,435.16	92.617
Against	30,851,082.19	2.426
Abstain	63,030,215.41	4.957
TOTAL	1,271,612,732.76	100.000
Fidelity Advisor Equity Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	6,616,035,934.08	94.499
Against	137,036,681.79	1.957
Abstain	248,128,156.02	3.544
TOTAL	7,001,200,771.89	100.00
Fidelity Advisor Growth & Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,137,561,767.19	93.591
Against	25,814,804.86	2.124
Abstain	52,086,255.19	4.285
TOTAL	1,215,462,827.24	100.00
Fidelity Advisor Growth Opportunities Fund
	# of Votes Cast	% of Votes Cast
Affirmative	5,789,268,345.20	93.703
Against	127,370,747.03	2.062
Abstain	261,657,411.68	4.235
TOTAL	6,178,296,503.91	100.00
Fidelity Advisor Large Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	353,140,286.06	95.824
Against	5,191,971.72	1.409
Abstain	10,197,744.97	2.767
TOTAL	368,530,002.75	100.000
Fidelity Advisor Mid Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,326,067,979.77	93.996
Against	27,019,108.92	1.916
Abstain	57,676,894.09	4.088
TOTAL	1,410,763,982.78	100.000
Fidelity Advisor Strategic Growth Fund**
	# of Votes Cast	% of Votes Cast
Affirmative	18,350,348.01	92.020
Against	504,604.43	2.530
Abstain	1,086,850.06	5.450
TOTAL	19,941,802.50	100.000
Fidelity Advisor Value Strategies Fund
	# of Votes Cast	% of Votes Cast
Affirmative	450,178,220.43	93.009
Against	14,017,933.70	2.896
Abstain	19,821,109.82	4.095
TOTAL	484,017,263.95	100.00
PROPOSAL 7
To eliminate a fundamental investment policy and modify the fundamental investment objective of Fidelity Advisor Equity Growth Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	5,266,523,045.10	91.327
Against	170,978,340.11	2.965
Abstain	329,184,077.57	5.708
TOTAL	5,766,685,462.78	100.00
Broker Non-Votes	1,234,515,309.11
PROPOSAL 8
To eliminate a fundamental investment policy of Fidelity Advisor Balanced Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	890,863,396.73	89.616
Against	34,941,229.18	3.514
Abstain	68,289,937.75	6.870
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10
PROPOSAL 9
To eliminate a fundamental investment policy of Fidelity Advisor Growth Opportunities Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	4,294,887,518.25	88.803
Against	181,762,823.46	3.759
Abstain	359,745,020.89	7.438
TOTAL	4,836,395,362.60	100.00
Broker Non-Votes	1,341,901,141.31
PROPOSAL 10
To amend the fundamental investment limitation concerning concentration for Fidelity Advisor Equity Growth Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	5,303,434,968.54	91.967
Against	163,125,227.67	2.829
Abstain	300,125,266.57	5.204
TOTAL	5,766,685,462.78	100.00
Broker Non-Votes	1,234,515,309.11
PROPOSAL 11

To amend each fund's (except Fidelity Advisor Equity Value Fund, Fidelity Advisor Fifty Fund, and Fidelity Advisor Leveraged Company Stock Fund) fundamental investment limitation concerning underwriting.

Fidelity Advisor Asset Allocation Fund
	# of Votes Cast	% of Votes Cast
Affirmative	53,590,303.25	93.124
Against	1,798,094.46	3.124
Abstain	2,159,054.08	3.752
TOTAL	57,547,451.79	100.00
Broker Non-Votes	5,604,737.79
Fidelity Advisor Balanced Fund
	# of Votes Cast	% of Votes Cast
Affirmative	895,815,196.02	90.114
Against	36,150,129.10	3.636
Abstain	62,129,238.54	6.250
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10
Fidelity Advisor Dividend Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,009,267,111.99	95.051
Against	19,538,826.87	1.840
Abstain	33,006,691.67	3.109
TOTAL	1,061,812,630.53	100.000
Broker Non-Votes	457,306,311.06
Fidelity Advisor Dynamic Capital Appreciation Fund
	# of Votes Cast	% of Votes Cast
Affirmative	163,472,994.91	90.080
Against	6,098,499.30	3.361
Abstain	11,902,865.05	6.559
TOTAL	181,474,359.26	100.00
Broker Non-Votes	11,832,531.61
Fidelity Advisor Equity Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	5,282,032,876.17	91.596
Against	171,614,608.39	2.976
Abstain	313,037,978.22	5.428
TOTAL	5,766,685,462.78	100.00
Broker Non-Votes	1,234,515,309.11
Fidelity Advisor Equity Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,673,519,303.66	91.006
Against	54,438,713.79	2.960
Abstain	110,953,554.33	6.034
TOTAL	1,838,911,571.78	100.00
Broker Non-Votes	363,950,394.03
Fidelity Advisor Growth & Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	926,257,820.66	90.402
Against	32,883,333.45	3.210
Abstain	65,452,240.88	6.388
TOTAL	1,024,593,394.99	100.00
Broker Non-Votes	190,869,432.25
Fidelity Advisor Growth Opportunities Fund
	# of Votes Cast	% of Votes Cast
Affirmative	4,372,557,120.33	90.409
Against	170,860,331.72	3.533
Abstain	292,997,910.55	6.058
TOTAL	4,836,395,362.60	100.00
Broker Non-Votes	1,341,901,141.31
Fidelity Advisor Large Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	246,913,963.18	92.838
Against	8,688,254.93	3.266
Abstain	10,360,749.98	3.896
TOTAL	265,962,968.09	100.000
Broker Non-Votes	102,567,034.66
Fidelity Advisor Mid Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,064,849,632.01	90.785
Against	39,045,087.10	3.329
Abstain	69,037,362.52	5.886
TOTAL	1,172,932,081.63	100.000
Broker Non-Votes	237,831,901.15
Fidelity Advisor Small Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	532,725,077.12	90.375
Against	21,455,127.78	3.640
Abstain	35,282,145.06	5.985
TOTAL	589,462,349.96	100.000
Broker Non-Votes	135,220,096.54
Fidelity Advisor Strategic Growth Fund**
	# of Votes Cast	% of Votes Cast
Affirmative	15,215,367.71	87.694
Against	755,677.00	4.356
Abstain	1,379,413.64	7.950
TOTAL	17,350,458.35	100.000
Broker Non-Votes	2,591,344.15
Fidelity Advisor Value Strategies Fund
	# of Votes Cast	% of Votes Cast
Affirmative	379,914,982.28	90.266
Against	18,137,196.02	4.309
Abstain	22,833,883.88	5.425
TOTAL	420,886,062.18	100.00
Broker Non-Votes	63,131,201.77
PROPOSAL 12
To amend each fund's (except Fidelity Advisor Equity Value Fund, and Fidelity Advisor Leveraged Company Stock Fund) fundamental investment limitation concerning lending.
Fidelity Advisor Asset Allocation Fund
	# of Votes Cast	% of Votes Cast
Affirmative	52,950,902.07	92.013
Against	2,438,341.14	4.237
Abstain	2,158,208.58	3.750
TOTAL	57,547,451.79	100.00
Broker Non-Votes	5,604,737.79
Fidelity Advisor Balanced Fund
	# of Votes Cast	% of Votes Cast
Affirmative	893,447,099.89	89.875
Against	30,797,384.98	3.098
Abstain	69,850,078.79	7.027
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10
Fidelity Advisor Dividend Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,002,379,583.65	94.403
Against	26,021,230.91	2.450
Abstain	33,411,815.97	3.147
TOTAL	1,061,812,630.53	100.000
Broker Non-Votes	457,306,311.06
Fidelity Advisor Dynamic Capital Appreciation Fund
	# of Votes Cast	% of Votes Cast
Affirmative	162,916,224.85	89.774
Against	6,167,267.88	3.398
Abstain	12,390,866.53	6.828
TOTAL	181,474,359.26	100.00
Broker Non-Votes	11,832,531.61
Fidelity Advisor Equity Growth Fund
	# of Votes Cast	% of Votes Cast
Affirmative	5,250,498,986.35	91.049
Against	203,717,989.36	3.532
Abstain	312,468,487.07	5.419
TOTAL	5,766,685,462.78	100.00
Broker Non-Votes	1,234,515,309.11
Fidelity Advisor Equity Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,662,440,210.24	90.403
Against	63,601,101.72	3.459
Abstain	112,870,259.82	6.138
TOTAL	1,838,911,571.78	100.00
Broker Non-Votes	363,950,394.03
Fidelity Advisor Fifty Fund
	# of Votes Cast	% of Votes Cast
Affirmative	16,024,425.41	89.651
Against	849,875.68	4.755
Abstain	999,879.18	5.594
TOTAL	17,874,180.27	100.000
Broker Non-Votes	7,741,193.75
Fidelity Advisor Growth & Income Fund
	# of Votes Cast	% of Votes Cast
Affirmative	923,141,383.95	90.098
Against	36,344,644.16	3.548
Abstain	65,107,366.89	6.354
TOTAL	1,024,593,395.00	100.00
Broker Non-Votes	190,869,432.24
Fidelity Advisor Growth Opportunities Fund
	# of Votes Cast	% of Votes Cast
Affirmative	4,364,789,268.58	90.249
Against	164,500,245.00	3.401
Abstain	307,105,849.02	6.350
TOTAL	4,836,395,362.60	100.00
Broker Non-Votes	1,341,901,141.31
Fidelity Advisor Large Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	245,986,371.14	92.489
Against	9,637,755.59	3.624
Abstain	10,338,841.36	3.887
TOTAL	265,962,968.09	100.000
Broker Non-Votes	102,567,034.66
Fidelity Advisor Mid Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	1,061,771,368.41	90.523
Against	42,336,982.87	3.609
Abstain	68,823,712.35	5.868
TOTAL	1,172,932,081.63	100.000
Broker Non-Votes	237,831,901.15
Fidelity Advisor Small Cap Fund
	# of Votes Cast	% of Votes Cast
Affirmative	529,735,318.66	89.868
Against	24,210,506.22	4.107
Abstain	35,516,525.08	6.025
TOTAL	589,462,349.96	100.000
Broker Non-Votes	135,220,096.54
Fidelity Advisor Strategic Growth Fund**
	# of Votes Cast	% of Votes Cast
Affirmative	15,132,591.41	87.217
Against	863,180.96	4.975
Abstain	1,354,685.97	7.808
TOTAL	17,350,458.34	100.000
Broker Non-Votes	2,591,344.16
Fidelity Advisor Value Strategies Fund
	# of Votes Cast	% of Votes Cast
Affirmative	378,586,881.28	89.950
Against	19,590,283.22	4.655
Abstain	22,708,897.68	5.395
TOTAL	420,886,062.18	100.00
Broker Non-Votes	63,131,201.77